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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                     April 9, 1999
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                      United Artists Theatre Circuit, Inc.
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             (Exact name of registrant as specified in its charter)

         Maryland                     333-1024                13-1424080
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(State of other jurisdiction   (Commission File Number)     (IRS Employer
    of incorporation)                                      Identification No.)

9110 E. Nichols Avenue, Suite 200, Englewood, CO                80112
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(Address of principal executiveoffices)                      (zip code)

Registrant's telephone number, including area code          (303) 792-3600
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                                   No change
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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

Effective March 31, 1999, United Artists Theatre Company (the "Parent") amended its credit agreement dated April 21, 1998. United Artists Theatre Circuit, Inc. ("UATC") is a guarantor of the Credit Agreement.

A copy of the amendment is filed as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

   4. Second Amendment, dated as of March 31, 1999, to the Credit Agreement dated as of April 21, 1998.


ITEM 8.  CHANGE IN FISCAL YEAR

Effective the first quarter of 1999, UATC has elected to change its quarterly and year-end reporting periods from March 31, June 30, September 30 and December 31 to the Thursday closest to the previous reporting periods. Form 10-Q for the first quarter ended April 1, 1999 will be the first filing incorporating this change in reporting periods.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED ARTISTS THEATRE CIRCUIT, INC.
                                             (Registrant)


Date:  April 9, 1999                       /S/ Trent J. Carman
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                                           By:  Trent J. Carman
                                           Chief Financial Officer